SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS:

DWS Enhanced Commodity Strategy Fund DWS Global Inflation Fund DWS Gold & Precious Metals Fund

Effective immediately, the following information replaces similar disclosure contained in each fund’s prospectus under the “How Each Fund Calculates Share Price” sub-section of the ”Investing in the Funds” section:

HOW EACH FUND CALCULATES SHARE PRICE

To calculate net asset value, or NAV, each share class uses the following equation:

(Total Assets – Total Liabilities) ÷ Total Number of Shares Outstanding = NAV

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see ”Choosing a Share Class”). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see ”Choosing a Share Class”). To obtain the fund’s most recent share price, go to dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.

Please Retain This Supplement for Future Reference

October 18, 2013
PROSTKR-309